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                                           Exhibit 10.18


                               SUN COMPANY, INC.

                           EXECUTIVE RETIREMENT PLAN

                              Amendment No. 1998-1
                              --------------------


1. Section 1.16 is restated as follows:

   "1.16 'Final Average Earnings' means the arithmetic average of the Participant's aggregate Earnings during the 36 calendar months of the last 120-consecutive calendar month period of Service immediately preceding the earlier of actual retirement or Termination Date (or the actual number of such months if less than 36) which produces the highest average."

2. This amendment is effective January 1, 1998.